What the AFL-CIO Housing Investment Trust (HIT) offers:

•	High credit quality core fixed income
o	Government/Agency comprises 85.9% of the HIT portfolio (excluding cash) vs 70.6% for the Bloomberg Aggregate Bond Index (“Benchmark” or “Aggregate”).
•	Higher yield to worst relative to the Benchmark: 5.49% = 63 bps advantage
o	Corporates are currently rich, measured by historically tight yield spreads; Agency multi-family bonds are cheap by comparison with wider spreads than historical averages.
o	HIT portfolio performance stands to benefit if spreads regress towards their mean.
•	Higher current yield relative to the Aggregate: 3.99% = 44 bps advantage
o	Higher current yield may generate greater reinvestment and compounding opportunities.
o	Long-term fixed income performance derives primarily from income, but the past five years have experienced heightened volatility from extraneous events and federal monetary and fiscal stimulus, causing outsize price impacts to total return.
•	Offset to credit risk: HIT holds no corporate bonds vs 25% in the Aggregate
o	HIT makes no bets on corporate spread tightening, no bets on Federal Government supporting corporates.
o	Recent relative underperformance largely driven by corporate spread tightening.
•	Consistent execution of strategy that does not attempt to time the market.
o	Portfolio duration has generally been +/- quarter year to the Aggregate in recent years; portfolio convexity is similarly neutral.
•	Specialization and expertise in multifamily
o	Treasury-backed Ginnie Mae permanent mortgage bonds have similar spread premium as A-rated corporates (similar allocations in HIT and Aggregate, respectively).
o	Ginnie Mae construction bonds have similar spread premium as BBB-rated corporates.
o	Direct construction lending assets contribute to yield advantage.
o	Expertise in construction loan participation.
o	Long and successful track record with several different financing structures, including direct lending, Federal, State and Local housing finance agencies.

•	Competitive risk-adjusted returns
o	HIT has outperformed the Aggregate in 25 of the past 30 calendar years on a gross basis, 17 years on a net basis.*
o	Last year’s fourth quarter was one of the strongest in the history of the Aggregate, with corporates returning an extraordinary 850 bps in 4Q.
o	Despite zero exposure to corporate bonds, HIT gross return in 4Q outperformed the Aggregate by 10 bps, benefitting from its overweight to spread product and underweight to Treasuries, among other things.

Data provided as of March 31, 2024 unless otherwise noted.

*Additional performance information is available upon request.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2024, was 1.96%, -2.82%, 0.01%, and 1.33%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

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